CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906
                            OF THE SARBANES-OXLEY ACT

I, Brendan Donohoe, President of The New Ireland Fund, Inc. (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    JUNE 28, 2006                 /S/ BRENDAN DONOHOE
     ----------------------            -----------------------------------------
                                       Brendan Donohoe, President
                                       (principal executive officer)


I, Lelia Long, Treasurer of The New Ireland Fund, Inc. (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    JUNE 28, 2006                  /S/ LELIA LONG
     -----------------------------      ---------------------------
                                        Lelia Long, Treasurer
                                        (principal financial officer)